EXHIBIT 99.1

Inuvo Strengthens Balance Sheet Through $12.97 Million Financing

Transactions provide working capital while retiring existing debt facilities

LITTLE ROCK, AR, June 30, 2026 – Inuvo, Inc. (NYSE American: INUV), a leader in artificial intelligence advertising technology, today announced financing transactions resulting in gross proceeds of $12.97 million to the Company.

"Together, these transactions simplify our capital structure while providing liquidity as we pivot towards our proprietary audience modeling AI, IntentKey, and the high-margin, compounding growth we believe it can deliver. Most importantly, with this additional runway, we are better equipped to capitalize on the significant market opportunity in front of us as we continue to build a stronger, more resilient Inuvo and return shareholder value for the long-term,” said Rob Buchner, Chief Executive Officer.

Non-Dilutive Financing

On June 29, 2026, the Company entered into and closed a note purchase agreement to which Inuvo issued two secured promissory notes: (i) a promissory note in the original principal amount of $4.142 million carrying an interest rate of 9.0% and an original issue discount of $342,000, and (ii) a promissory note in the original principal amount of $6.2 million carrying an interest rate of 5% with no original issue discount. The aggregate gross proceeds to the Company from the promissory notes was $10 million, of which $3.8 million was received immediately upon closing and the remaining $6.2 million was placed into a collateralized deposit account, $1.2 million of which will be released upon completion of the registered direct offering described below and the remaining to be released upon compliance with terms of the financing. These funds were used to retire the Company's outstanding convertible promissory notes, including accrued interest totaling approximately $2.8 million, and replace them with longer-term financing. In addition, the transaction also repays and terminates the Company's receivables-based credit facility. Following the closing of the transaction, Inuvo will have no outstanding convertible debt and no amounts outstanding under its prior receivables-based credit facility. After the extinguishment of previously existing debt, Inuvo intends to use the remaining net proceeds for working capital purposes.

Registered Direct Offering and Private Placement

In addition, the Company entered into a definitive agreement with certain institutional investors for the purchase and sale of common stock and pre-funded warrants in a registered direct offering as well as a concurrent private placement of warrants.

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EXHIBIT 99.1

Under the registered direct offering, the Company has agreed to the purchase and sale of an aggregate of 2.97 million shares of common stock (or common stock equivalents), par value $0.001 per share (the “Common Stock”), at a purchase price of $1.00 per share. The gross proceeds are expected to be approximately $2.97 million before deducting placement agent commissions and other offering expenses.

Under the private placement, the Company will issue and sell (i) Class A warrants to purchase up to 2.97 million shares of Common Stock and (ii) Class B warrants to purchase up to 2.97 million shares of Common Stock (collectively, the "Common Warrants"). Investors in the private placement will also receive one Class A Warrant and one Class B Warrant for each share of Common Stock purchased. The Common Warrants will have an exercise price of $1.28 per share and will be exercisable on the six (6) month anniversary of the date of issuance of such Warrants until the applicable expiration date. The Class A Warrants will have an expiration date five (5) years following issuance, and the Class B Warrants will have an expiration date one (1) year following issuance.

The definitive agreements related to the registered direct offering and private placement are expected to close on or about July 1, 2026, subject to the satisfaction of customary closing conditions.

Ladenburg Thalmann & Co. Inc. is acting as the exclusive placement agent for the offerings.

The Common Stock and Pre-Funded Warrants are being offered and sold pursuant to a prospectus supplement to be filed with the Securities and Exchange Commission (“SEC”) in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-277878), which was declared effective by the Securities and Exchange Commission (“SEC”) on May 1, 2024. The offering is being made only by means of a prospectus supplement and accompanying prospectus which are a part of the effective registration statement. The Common Warrants will be issued in a concurrent private placement. A prospectus supplement and the accompanying prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Additionally, when available, electronic copies of the prospectus supplement and the accompanying prospectus may be obtained from Ladenburg Thalmann & Co. Inc., 640 Fifth Avenue, 4th Floor, New York, NY 10019, by phone at (212) 409-2000, or by email at prospectus@ladenburg.com. The private placement of the Common Warrants and the shares underlying the warrants offered to the accredited investor(s) will be made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder. Accordingly, the securities issued in the concurrent private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

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EXHIBIT 99.1

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Inuvo

Inuvo, Inc. (NYSE American: INUV) is a disruptive AI specifically designed for modeling media audiences. IntentKey® AI is a patented technology capable of identifying customer engagement based on real-time media consumption. Our models refresh every 5 minutes and know, with precision, why prospects are interested in a product or brand, in turn, predicting purchase intent 24 hours before legacy programmatic systems can respond to buying signals. Inuvo's language-based AI does not rely on consumer IDs, keeping Inuvo on the vanguard of consumer data privacy. To learn more, visit www.inuvo.com.

Safe Harbor / Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements that are subject to risks and uncertainties that could cause results to be materially different than expectations. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, without limitation risks detailed from time to time in our filings with the Securities and Exchange Commission (the “SEC”), and represent our views only as of the date they are made and should not be relied upon as representing our views as of any subsequent date. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Inuvo, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed on March 5, 2026, and our other filings with the SEC. Additionally, forward looking statements are subject to certain risks, trends, and uncertainties on Inuvo’s business and operations. Inuvo cannot provide assurances that the assumptions upon which these forward-looking statements are based will prove to have been correct. Should one of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Inuvo does not intend to update or revise any forward-looking statements made herein or any other forward-looking statements as a result of new information, future events or otherwise. Inuvo further expressly disclaims any written or oral statements made by a third party regarding the subject matter of this press release. The information which appears on our websites and our social media platforms is not part of this press release.

Investor Contact:

Wallace Ruiz

Chief Financial Officer

Tel (501) 205-8397

wallace.ruiz@inuvo.com

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